AMENDMENT NO. 3

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-11-032

BETWEEN

IRIDIUM SATELLITE LLC

AND

INTERNATIONAL SPACE COMPANY KOSMOTRAS

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information

PREAMBLE

This Amendment No. 3 (the “Amendment”) to the Contract for Launch Services No. IS-11-032, signed on June 14, 2011 between Iridium Satellite LLC and International Space Company Kosmotras, as amended (the “Contract”) is entered into on this 13th day of June, 2013, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and International Space Company Kosmotras, a Russian company, having its office at 7, Sergey Makeev St., bld. 2, Moscow 123100, Russian Federation (“Contractor”).

RECITALS

WHEREAS, Customer and Contractor entered into Amendment No. 1 to the Contract in which Customer exercised its option to convert one (1) Optional Launch to a Firm Launch subject to certain conditions;

WHEREAS; Customer and Contractor entered into Amendment No. 2 to the Contract under which the Contract Price could have been adjusted if Contractor did not meet certain conditions;

WHEREAS, Customer confirms to Contractor that Customer’s exercise of its option to convert one (1) Optional Launch to a Firm Launch is effective;

WHEREAS, the Parties now desire to amend Amendment No. 2 to the Contract.

WHEREAS, Customer has agreed to make certain Milestone Payments to Contractor; and

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1:     Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2:      Article 7 of Amendment No. 2 to the Contract is hereby deleted and replaced in its entirety with the following:

“Contractor shall provide to Customer [***] (the “[***]”).”

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information

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Article 3:       Article 8 of Amendment No. 2 to the Contract is hereby deleted in its entirety.

Article 4:     The Parties agree that Customer will make Non-Recurring Launch Service Milestone and Launch Service Milestone payments to Contractor as follows:

•	Non-Recurring Launch Service Milestones
o	[***]	US$[***]
o	[***]	US$ [***]
•	Launch Service Milestone Payment

o	[***]		US$[***]
o	[***]		US$[***]
		Total	US$[***]

Payment of the remaining [***] amount to Contractor shall be contingent on Customer receiving [***] from Contractor.

Article 5:      This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 6:       All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For Customer		For Contractor

IRIDIUM SATELLITE LLC		INTERNATIONAL SPACE COMPANY KOSMOTRAS

Signature:	/s/ S. Scott Smith	Signature:	/s/ Alexander V. Serkin

Name:	S. Scott Smith	Name:	Alexander V. Serkin

Title:	Executive Vice President,	Title:	Director General
Satellite Development & Operations

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information

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